UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2009

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of August 4, 2009, the employment of Richard Flaks, Senior Vice President, Planning, Allocation and Information Technology of The Children’s Place Retail Stores, Inc. (the “Company”), has been terminated.  While the terms of Mr. Flaks’ separation from the Company have not yet been finalized, the Company expects that Mr. Flaks will continue to receive salary payments for one year following the effective date of his termination.  Accordingly, the Company expects to incur expenses in connection with such termination of approximately $500,000.

Item 7.01                      Regulation FD Disclosure.

On August 6, 2009, the Company issued a press release containing the Company's sales results for the four-week period and the second fiscal quarter ended August 1, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instructions B.2 of Form 8-K, the information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events.

On August 5, 2009, certain current and former members of the Board of Directors and senior executives of the Company were served with a stockholder derivative action filed in the Superior Court of New Jersey, Hudson County, Chancery Division.  The Company has been named as a nominal defendant.  The Complaint alleges, among other things, that certain of the Company’s current and former officers and directors breached their fiduciary duties to the Company and its stockholders and engaged in corporate waste in connection with the Disney Store transaction and resignation of the Company’s former Chief Executive Officer.  The complaint seeks money damages, the costs and disbursements of the lawsuit, as well as equitable relief.  The Company’s Board of Directors and management intend to vigorously contest these allegations and the claims made.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01                      Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release, dated August 6, 2009, issued by the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2009

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance
and Administration